UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2012

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2012, MoneyGram Payment Systems, Inc. (“MPSI”), a subsidiary of MoneyGram International, Inc. (the “Company” or “MoneyGram”), and Wal-Mart Stores, Inc. (“Wal-Mart”) entered into a Master Trust Agreement, pursuant to which MPSI will provide certain money transfer services, bill payment services and money order services for customers in Wal-Mart stores located in the United States and Puerto Rico (the “New Agreement”).

The terms of the existing Money Services Agreement, effective February 1, 2005, as amended, between MPSI and Wal-Mart (the “Existing Agreement”), pursuant to which MPSI provides certain money transfer services, bill payment services and money order services, shall remain in full force and effect until April 1, 2013, at which time the Existing Agreement will terminate in its entirety and shall be replaced and superseded by the New Agreement. The New Agreement has an initial term of three years, commencing on April 1, 2013, and will be subject to automatic successive renewals of one-year terms unless either party gives notice to the other party of its election to terminate the New Agreement at least 180 days prior to the expiration date of the applicable term. The New Agreement is also terminable upon the occurrence of certain events, including a material breach of the New Agreement, insolvency, a good faith belief by a party that the other party violated any applicable laws, certain changes of control of MPSI or the Company and MPSI’s inability to offer services in any particular state due to a loss of a business license in such state, subject to certain applicable notice and/or cure periods.

Pursuant to the terms of the New Agreement, MPSI will serve as the “preferred provider” for money transfer services conducted at Wal-Mart agent locations that are not otherwise conducted under a Wal-Mart brand name, subject to certain exceptions. As the “preferred provider,” if Wal-Mart deems deficiencies exist in MPSI’s money transfer services, Wal-Mart shall provide MPSI with a written notice of such deficiencies. MPSI will then have 30 days to prepare a plan to cure such deficiency; subject to certain exceptions, Wal-Mart may only request proposals from other providers to provide money transfer services during the term in the event that MPSI fails to satisfy any such deficiency within the 30-day cure period. If Wal-Mart does request proposals from other providers to satisfy any deficiencies, Wal-Mart must allow MPSI to submit a competitive bid, provide MPSI with feedback on such bid as compared to competing bids and give MPSI an opportunity to submit a final revised bid. Wal-Mart is, however, restricted from offering money transfer services under a Wal-Mart brand name prior to July 31, 2013 and from engaging another money transfer service provider prior to January 31, 2014. In addition, Wal-Mart is restricted from entering into any agreement for money transfer services or bill payment services with Western Union Financial Services, Inc. or any of its affiliates, successors or assigns without MPSI’s express written consent.

As provided in the New Agreement, MPSI will pay Wal-Mart certain fees and commissions for each money transfer, bill payment and money order transaction conducted at a Wal-Mart agent location. The commission rates in the New Agreement are substantially the same as in the Existing Agreement. In connection with the services to be provided pursuant to the New Agreement, MPSI has agreed to certain expenditures for upgrading and development costs, and marketing, innovation, growth and development initiatives.

The foregoing description of the New Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the New Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On October 1, 2012, the Company issued a press release announcing the signing of the New Agreement. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

                  This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of MoneyGram and its subsidiaries. Forward-looking statements can be identified by words such as “believes,” “estimates,” “expects,” “projects,” “plans,” “will,” “should,” “could,” “would” and other similar expressions. These forward-looking statements speak only as of the date they are made, and MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement, except as required by federal securities law. These forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainties and changes in circumstances due to a number of factors. These factors include, but are not limited to: ongoing investigations involving MoneyGram by the United States federal government and several state governments which could result in criminal or civil penalties, revocation of required licenses or registrations, termination of contracts, including possibly all agreements with Wal-Mart, other administrative actions or lawsuits and negative publicity; our ability to maintain key agent or biller relationships, or a reduction in transaction volume from these relationships; our substantial debt service obligations, significant debt covenant requirements and credit rating; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; continued weakness in economic conditions, in both the United States and global markets; a material slow down or complete disruption of international migration patterns; litigation involving MoneyGram or its agents; which could result in material settlements, fines or penalties; fluctuations in interest rates; our ability to manage credit risks from our retail agents and official check financial institution customers; our ability to manage fraud risks from consumers or agents; the ability of MoneyGram and its agents to maintain adequate banking relationships; our ability to retain partners to operate our official check and money order businesses; our ability to maintain sufficient capital; our ability to attract and retain key employees; our ability to successfully develop and timely introduce new and enhanced products and services; investments in new products, services or infrastructure changes; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to compete effectively; the ability of us and our agents to comply with U.S. and international laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain restrictions by the Office of Foreign Assets Control; a security or privacy breach in our facilities, networks or databases; disruptions to our computer network systems and data centers; our ability to effectively operate and adapt our technology to match our business growth; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; our ability to manage risks associated with our international sales and operations; our ability to maintain effective internal controls; and the risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the SEC, including MoneyGram’s Form 10-K for the year ended December 31, 2011 and its Forms 10-Q for the quarters ended March 31, 2012 and June 30, 2012.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 above with respect to the New Agreement and the Existing Agreement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Master Trust Agreement dated September 30, 2012 by and between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc.

99.1	Press release dated October 1, 2012.

*	Confidential information has been omitted from this Exhibit and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Francis Aaron Henry
Name: Francis Aaron Henry
Title: Executive Vice President, General Counsel and Secretary.

Date: October 1, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Master Trust Agreement dated September 30, 2012 by and between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc.

99.1	Press release dated October, 1, 2012.

*	Confidential information has been omitted from this Exhibit and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2.